EXHIBIT 99.1


                        CERTIFICATION OF PERIODIC REPORT


     I, C. Allen Wall, Chaiman of the Board and CEO of AccuImage Diagnostics Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  May 28, 2003



By:  /s/   C. ALLEN WALL
     ______________________________
           C. Allen Wall
           Chairman of the Board and Chief Executive Officer
           (Duly Authorized Officer)